OMEGA™ THERAPEUTICS

Transforming Medicine Through Precision Epigenomic Control

Programmable mRNA Therapeutics

January 2024



Disclaimer and Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our expectations surrounding the potential of our product candidates, including our lead epigenomic controller (EC) candidate OTX-2002; development timelines; anticipated timing of regulatory submissions and filings; and expectations regarding our pipeline, including our 2024 priorities and anticipated milestones, trial design, initiation of preclinical studies and our goal of declaring additional EC development candidates. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the novel technology on which our product candidates are based makes it difficult to predict the time and cost of preclinical and clinical development and subsequently obtaining regulatory approval, if at all; the substantial development and regulatory risks associated with epigenomic controllers due to the novel and unprecedented nature of this new category of medicines; our limited operating history; the incurrence of significant losses and the fact that we expect to continue to incur significant additional losses for the foreseeable future; our need for substantial additional financing; our investments in research and development efforts that further enhance the OMEGA platform, and their impact on our results; uncertainty regarding preclinical development, especially for a new class of medicines such as epigenomic controllers; the fact that our product candidates may be associated with serious adverse events, undesirable side effects or have other properties that could halt their regulatory development, prevent their regulatory approval, limit their commercial potential, or result in significant negative consequences; the impact of increased demand for the manufacture of mRNA and LNP based vaccines to treat COVID-19 on our development plans; difficulties manufacturing the novel technology on which our EC candidates are based; our ability to adapt to rapid and significant technological change; our reliance on third parties for the manufacture of materials; our ability to successfully acquire and establish our own manufacturing facilities and infrastructure; our reliance on a limited number of suppliers for lipid excipients used in our product candidates; our ability to advance our product candidates to clinical development; and our ability to obtain, maintain, enforce and adequately protect our intellectual property rights. These and other important factors discussed under the caption “Risk Factors” our most recent Quarterly Report on Form 10-Q and our Annual Report on Form 10-K for the year ended December 31, 2022, and our other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Omega Therapeutics:

A Clinical-Stage Company Pioneering a New Class of Programmable Epigenomic mRNA Medicines

CLINICAL PROOF-OF-PLATFORM ESTABLISHED

Preliminary data for lead program in HCC showed site-specific and controlled epigenomic modulation of c-MYC oncogene in 8/8 patients*

UNLOCKING HIGH-VALUE TARGETS

Pre-transcriptional gene expression modulation offers potential to treat historically 'undruggable' targets

BROAD APPLICABILITY TO ALL GENES

Diverse pipeline spanning oncology, regenerative medicine, cardio-metabolic, inflammation/immunology, monogenic and other multigenic diseases

WORLD-CLASS LEADERSHIP

Deeply experienced team focused on operational excellence

Delivering on the Promise of Epigenetics

*Preliminary data from first two cohorts of ongoing MYCHELANGELO™ I trial announced Sept. 26, 2023.

OMEGA Platform Engineers Programmable mRNA Therapeutics

BIOLOGY
New Drug Targets

- Insulated genomic domains (IGDs): Contain genes and their controlling regulators
- EpiZips: Unique regulatory sequences as precise drug targets



Gene
Epigenomic Controller
Epigenomic effector
Linker
DNA-binding domain
DNA

Insulated Genomic Domain (IGD)

TECHNOLOGY
Epigenomic Controllers

- mRNA expresses a fusion protein consisting of:
  - DNA-binding domain for site-specific targeting
  - Epigenomic effector for controlled and durable gene modulation

Pre-transcriptional control of gene expression leveraging nature's control system

Omega's Controlled Epigenomic Modulation Approach is a Significant Technological Advance

Existing modalities have limitations

- Restricted to druggable target structures
- Can only address narrow therapeutic areas
- Constrained to direct PK/PD relationship with associated concerns for safety / therapeutic index

Wide opportunity space in drug development remains

Pre-transcriptional approach addresses multiple challenges in drug development

- Independent of structure, chemistry or location of target; addresses undruggable/inaccessible targets
- Uncouples PK and PD for potential safety benefit
- Capable of both up or down regulation for therapeutic benefit
- Avoids liabilities of permanent genetic alterations
- Applicable to any human gene or disease process

Broad Applicability Across Nearly All Diseases and Human Genes

Sample of Genes Targetable by OMEGA Platform (Non-Exhaustive)

DISEASE PROCESSES

- Neoplasia
- Metabolic Dysregulation
- Fibrotic Processes
- Immune Dysfunction
- Vascular Pathology
- Tissue Degeneration

ONCOLOGY

- **CTNNB1** HCC, melanoma, endometrial, gastric
- **BCL2** SCLC, NSCLC, breast
- **PIK3CA** NSCLC, breast, endometrial
- **STAT3** Broad oncology, inflammation
- **KRAS** NSCLC, PDAC, colorectal
- **EGFR** NSCLC
- **EPCAM** NSCLC, colorectal, gastric
- **MDM2** NSCLC, breast, glioblastoma
- **MYC** HCC, NSCLC, breast, ovarian

MULTIGENIC DISEASES

- **HIF1α** Obesity / diabetes, oncology (broadly implicated)
- **S1PR1** IBD / lupus
- **Klotho (KL)** Chronic kidney disease (CKD), regeneration (diseases of aging)
- **STK25** NAFLD/NASH, HCC
- **WT1** Focal segmental glomerulosclerosis (FSGS)
- **C9orf72** ALS/FTD
- **GBA1** Parkinson's disease
- **CXCL 1-8** Immunology / inflammation, oncology
- **CXCL 9-11** Immunology

REGENERATIVE MEDICINE

- **SOX9** Liver fibrosis / cirrhosis; regeneration in lung, cornea, and cartilage
- **FOXO3** IPF, chronic kidney disease (CKD), aging / cardiovascular disease
- **CTGF** Chronic kidney disease, oncology (NSCLC, TNBC)
- **Integrin αvβ6 (ITGB6)** Liver fibrosis, oncology (PDAC)
- **HNF4α** Liver diseases
- **CEBPA** Liver diseases, heme cancers
- **VEGFA** Retinal diseases (AMD, DR), vascular injury, Alzheimer's/Parkinson's disease

MONOGENIC DISEASES

- **PCSK9** Hypercholesterolemia
- **ApoB** Hypercholesterolemia
- **FMR1** Fragile X syndrome
- **FXN** Friedreich's ataxia
- **DUX4** FSHD, oncology
- **SERPING1** HAE
- **HMBS** Porphyria
- **SFRP1** Alopecia
- **MUT** Methylmalonic acidemia
- **PKD1** Autosomal dominant polycystic kidney disease (ADPKD)

Preclinical Proof-of-Concept Established Across Diverse Therapeutic Areas

	TARGET GENE(S)	INDICATION	DISCOVERY	PRECLINICAL	CLINICAL		PARTNER
					Phase 1 / 2	Phase 3	
Oncology	**MYC** (OTX-2002)	Hepatocellular carcinoma	*Phase 1/2 MYCHELANGELO™ I Study*				
	MYC (OTX-2101)	Non-small cell lung cancer	*IND-Enabling Studies Ongoing*				
	Undisclosed	Multiple					
Multigenic Diseases	**CXCL 1-8**	Inflammation / immunology					
	Undisclosed	Idiopathic pulmonary fibrosis					
	Undisclosed	Obesity					novo nordisk®
Regenerative Medicine	**HNF4A**	Liver regeneration					
	Undisclosed	Multiple					
Monogenic Diseases	**SFRP1**	Alopecia					

Additional gene targets across multiple disease processes screened and characterized; Ready to enter early development

Lead Program Overview

OTX-2002 for MYC-HCC

MYC: The Holy Grail of Master Oncogenes

- Primary driver of cancer growth and immune evasion in more than 50% of human cancers
- Strongly correlated with metastases and poor patient prognosis
- Historically 'undruggable' due to its disordered protein structure and autoregulation
- Potential solution: Controlled epigenomic modulation
  - OTX-2002 in development for treatment of HCC (70% MYC-associated)

MYC is a master oncogene that contributes to many human cancers



Lung Squamous Carcinoma
Lung Adenocarcinoma
Hepatocellular Carcinoma
Cutaneous Melanoma
Colon Adenocarcinoma
Bladder Adenocarcinoma
Prostate Adenocarcinoma
Breast Adenocarcinoma
Esophageal Adenocarcinoma
Gastric Adenocarcinoma
Pancreatic Adenocarcinoma
Ovarian Adenocarcinoma
Uterine Carcinosarcoma
Endometrial Adenocarcinoma
Acute Myeloid Leukemia
Diffuse Large B Cell Lymphoma

Reference: Dhanasekaran R, et al. *Nat Rev Clin Oncol*. 2022 Jan;19(1):23-36.

OTX-2002 Mechanism of Action

Preclinical Data Confirms Proof-of-Concept Through Epigenetic Modulation of MYC

1 **Site-specific target engagement**



2 **Site-specific epigenetic state change (*in vitro*)**


1.00
0.75
0.50
0.25
0.00
Methylation
Genomic coordinates
Control
EC Treatment

3 **Site-specific epigenetic change and reduction in mRNA levels (*in vivo*)**


On-target Epigenetic Modulation (DNA)
**
20
15
10
5
0
% Change
Negative Control
OTX-2002
Target Gene Expression Change (mRNA)
****
1.5
1.0
0.5
0.0
Fold Change

4 **Biomarker changes in tissue (*in vivo* change in protein)**


Negative control
OTX-2002 treated

5 ***In vivo* efficacy**


Negative Control
OTX-2002
1000
800
600
400
200
0
Tumor Volume (mm³)
0
5
10
Day

OMEGA THERAPEUTICS

OTX-2002 Results in Rapid and Durable Downregulation of MYC Expression and Reduces Viability of HCC Cancer Cells Preclinically

Hep3B



Cell Viability
MYC mRNA
MYC Protein
Data relative to time 0/untreated cells
100
75
50
25
0
0
24
48
72
96
Hours

- OTX-2002 is designed to target a specific EpiZip in order to downregulate MYC expression
- Rapid and durable downregulation of MYC mRNA and protein levels demonstrated following treatment with OTX-2002 preclinically
- Lowered MYC protein primes "MYC-addicted" HCC cancer cells to undergo apoptosis

OTX-2002 Selectively Modulates Cancer Cells without Impacting Normal Primary Cells in Preclinical Models

Cancer cells



120
100
80
60
40
20
0
Cell Viability (% of Untreated)
OTX-2002
Negative control
0
0.001
0.01
0.1
1
EC (µg/mL)

Normal cells



120
100
80
60
40
20
0
Cell Viability (% of Untreated)
OTX-2002
Negative control
0
0.001
0.01
0.1
1
EC (µg/mL)

OTX-2002 is designed to controllably tune down MYC expression to levels that lead to cancer cell death while sparing healthy cells and avoiding autoregulation

OMEGA THERAPEUTICS

OTX-2002 Demonstrated Statistically Significant Inhibition of Tumor Growth in Preclinical Models

HCC Subcutaneous Tumor Model (Hep3B)



1000
800
600
400
200
0
Tumor Volume (mm3)
Negative Control
OTX-2002
Small Molecule Comparator
*
0
5
10
Day

No Significant Impact on Body Weight in Mice



20
10
0
-10
-20
Body Weight Change from Baseline (%)
Negative Control
OTX-2002
Small Molecule Comparator
0
5
10
Day

Similar anti-tumor activity and tolerability observed in HCC orthotopic tumor model (Hep3B)

*Statistically significant vs negative control, t-test $p<0.05$ starting on Day 6. OTX-2002 dosed IV every 5 days

OTX-2002 Demonstrated Combination Benefit with Checkpoint Inhibitors in Preclinical Models

HCC Tumor Model (Hepa1-6)



Control
EC
Anti-PD-L1
Anti-PD1
EC + aPD-L1
EC + aPD1
P<0.0001
Tumor volume (mm³)
Day

No Significant Impact on Body Weight in Mice



Control
EC
aPD-L1
aPD1
EC + aPD-L1
EC + aPD1
Change in Body Weight (%)
Day

Statistically significant combination benefit in immune competent mice with *a*PD1 or *a*PD-L1

Both *a*PD1 and *a*PD-L1 combinations well tolerated with no significant impact on body weight during the study

EC dosed IV every 5 days (last dose on Day 25). aPD1 or aPD-L1 dosed intraperitoneally once-weekly (last dose on Day 14).

MYC-Targeting EC Conferred Long-Term, Tumor-Specific Immune Memory as Monotherapy and in Combination with Anti-PD1 in Preclinical Models

Immunocompetent HCC Subcutaneous Tumor Model (Hepa 1-6)



PBS
muMYC EC (3 mg/kg IV Q5D)
Anti-PD1 (10 mg/kg IP BIW)
Tumor volume (mm³)
Day

- Anti-PD1: 19/20 (95%) mice tumor-free by day 35
- MYC EC: 14/20 (70%) mice tumor-free by day 35

Tumor-free mice rechallenged ~70 days after last dose

Hepa 1-6 Rechallenge



Prior Treatment
Naive
muMYC EC
anti-PD1
Tumor volume (mm³)
Days Post-Innoculation

No Hepa1-6 tumor growth in mice previously treated with MYC EC or anti-PD1

LL/2 Rechallenge



Prior Treatment
Naive
muMYC EC
anti-PD1
Tumor volume (mm³)
Days Post-Innoculation

LL/2 tumor growth in mice previously treated with MYC EC or anti-PD1

Source: Data presented at ASCO 2023.

MYCHELANGELO™ I

Preliminary Clinical Data for OTX-2002

Announced September 2023

OMEGA™ THERAPEUTICS

MYCHELANGELO™ I: Ongoing Phase 1/2 Clinical Trial of OTX-2002 in HCC*

Global Two-Part Study of OTX-2002 as Monotherapy and in Combination with Standard of Care**

OTX-2002: IV dosing, once-every-two-weeks; Patients to be enrolled across U.S., Asia, and Europe

Part 1: Monotherapy

Dose Escalation

TBD
Cohort 4
Cohort 3
Cohort 2
Cohort 1

3+3 design

- Cohorts 3+: Patients with advanced HCC
  Cohorts 1-2: Patients with HCC and other solid tumors known for association with the *MYC* oncogene

Objectives: Determine the DLTs, MTD, safety, and tolerability and determine the RDE of monotherapy

HCC Expansion

Recommended Dose for Monotherapy Expansion

- Patients with advanced HCC

Objectives: Determine the preliminary antitumor activity of monotherapy by ORR and DOR

Part 2: Combination

Safety Run-In Phase

OTX-2002 + Standard of Care**

- Patients with advanced HCC

Objectives: Determine the DLTs, MTD, safety, and tolerability and determine the RDE of combinations

Combination HCC Expansion

Recommended Dose for Combination Expansion + Standard of Care**

- Patients with advanced HCC

Objectives: Determine the preliminary antitumor activity of combinations by ORR and DOR

* Patients with HCC who progressed, relapsed, refractory or intolerant of >1 prior systemic therapy and without available subsequent SOC
** Tyrosine kinase inhibitors, and checkpoint inhibitors including anti-PD-1 and anti-PD-L1 monoclonal antibodies. Dose of SOC in accordance with approved dose in local region.
Definitions: HCC (hepatocellular carcinoma); RDE (recommended dose for expansion); ORR (objective response rate); DOR (duration of response); SOC (standard of care)

Encouraging Emerging Safety Profile for OTX-2002 From First Two Cohorts*

Phase 1 Study Enrolled Difficult-to-Treat, Heavily Pretreated Population

Dose Level	Demographics	Cancer Type at Initial Diagnosis	# Prior Lines of Therapy
Dose Level 1 0.02 mg/kg	78 / F / White	Soft Tissue Sarcoma (Oct 2015)	3+
	51 / M / Asian	HCC (Feb 2020)	3+
	70 / M / White	Colorectal Cancer (Sep 2016)	3+
	69 / F / Asian	Sarcoma (Mar 2022)	2
Dose Level 2 0.05 mg/kg	46 / F / Asian	Cervical Cancer (Jan 2014)	2
	68 / M / White	Pancreatic Cancer (Oct 2021)	3+
	56 / M / Asian	HCC (Apr 2020)	3
	66 / M / Asian**	HCC (Aug 2015)	2

- OTX-2002 was generally well tolerated with no DLTs; MTD not reached
- Majority of AEs were grade 1 or 2 (87%)
- Most common treatment-related AEs were infusion-related reactions (26%); generally consistent with known profile of other FDA-approved LNP-delivered therapeutics
- One grade 4 AST elevation SAE was reported after end of DLT period (Dose Level 2); resolved within 4 days with minimal intervention (supportive care); no clear etiology or causality
- No dose interruption or modification due to treatment-related AEs

*Data cut-off date of September 18, 2023. **Patient remains on treatment as of January 2, 2024.

Predictable Pharmacokinetics with Rapid Clearance of Drug Product Observed

Clinical Pharmacokinetics and Lack of Immunogenicity Directly Translate from Preclinical Experience

LNP



Dose Level 1
Dose Level 2
Lipid (ug/mL)
10
1
0.1
0.01
0
7
14
21
28
OTX-2002 Dose
Day

Epigenomic Controller mRNA



Dose Level 1
Dose Level 2
EC (ng/mL)
100
10
1
0.1
0.01
0
7
14
21
28
OTX-2002 Dose
Day

- OTX-2002 was cleared rapidly from systemic circulation
- No accumulation observed with repeat doses
- Low levels of immune response; no related adverse events or impact on PK observed
- PK profile of both LNP and mRNA components of OTX-2002 were consistent overall between patients across both cohorts

Highly-Specific Target Engagement and Intended Epigenetic State Change at Target Genomic Loci within MYC IGD Observed

- Dose-dependent, on-target increase in cell-free DNA MYC methylation signal; persistent over two-week dosing cycle



Target EpiZip
Exon 1
Methylation score (log)
Genomic Coordinates
Green shading represents effector target range for methylation (~1-2kb)
OTX-2002 Dose
Pre-Dose
Day 3
Day 8
Day 15
Methylation score (log)
Dose Level 1
Dose Level 2

*Data represent aggregate methylation for all patients in each cohort (dose level 1, n=4; dose level 2, n=4)

Rapid, Robust & Durable Downregulation of MYC mRNA Expression Observed



First Dose Cycle
MYC mRNA expression
(Relative to Pre-Dose)
1.5
1.0
0.5
0.0
0
7
14
Days
Dose Level 1
Dose Level 2
OTX-2002
Dose 1

- OTX-2002 reduced MYC mRNA levels in all 8 patients across dose levels 1 and 2
  - Clinical MYC downregulation consistent with levels that led to robust anti-tumor efficacy in preclinical settings
- Mean curves represent averaged downregulation across transfected and non-transfected cells, across all tissues, as measured in exosomal mRNA in blood samples
  - Transfection rate expected to increase with higher doses; to be confirmed through tissue biopsies

*Data represent mean expression data for all patients in each cohort (dose level 1, n=4; dose level 2, n=4)

Clinical Data Show Promising Potential of Controlled Epigenomic Modulation

8/8 Patients Treated with OTX-2002 in Dose Levels 1 & 2 Showed:

- ✓ Highly-specific binding at target genomic loci
- ✓ Intended epigenetic state change with on-target increase in methylation signature
- ✓ Rapid, robust and durable downregulation of MYC expression
- ✓ Encouraging safety and consistent PK profile

First known clinical observation of pre-transcriptional epigenetic control of gene expression

Unlocks potential for MYC, a historically 'undruggable' target

Establishes clinical proof-of-platform

Validates epigenomic controllers as a new class

Building Value Through the OMEGA Platform

Sample Data from Other Pipeline Programs

OMEGA™ THERAPEUTICS

In vivo Proof-of-Concept Data in Oncology Program: MYC-NSCLC

OTX-2101 Led to Statistically Significant Inhibition of Tumor Growth in NSCLC Xenograft Tumor Models

H460


Negative Control
OTX-2101
Positive Control
Tumor Volume (mm^3)
2000
1500
1000
500
0
0
5
10
15
20
25
Days

H2009


Negative Control
OTX-2101
Positive Control
Tumor Volume (mm^3)
1500
1000
500
0
0
5
10
15
20
25
Days

*$p<0.05$; **$p<0.01$
OTX-2101 dosed every five days

Source: Data presented at ASGCT 2023.

Combination of MYC-Targeting EC with Immune Checkpoint Significantly Enhanced Anti-Tumor Activity in Syngeneic Mouse Model of NSCLC

Lewis Lung Carcinoma Subcutaneous Tumor Model


2,500
2,000
1,500
1,000
500
0
Tumor Volume (mm³)
PBS
Negative Control
MYC EC
anti-PD-L1
MYC EC + anti-PD-L1
**
****
*
0
10
20
Days

Survival


100
75
50
25
0
Probability of Survival (%)
0
10
20
30
40
Days

*p<0.05, **p<0.01, ****p<0.0001
MYC EC dosed every five days

Source: Data presented at AACR-NCI-EORTC 2023.

Combination of MYC-Targeting EC with EGFR Inhibitor Significantly Enhanced Anti-Tumor Activity in Human Xenograft Model of NSCLC

H1975 Subcutaneous Tumor Model



Saline
MYC EC
osimertinib
MYC EC + osimetinib
Tumor Volume (mm³)
2,500
2,000
1,500
1,000
500
0
0
5
10
15
20
25
Days
*
*

Survival



Probability of Survival (%)
100
75
50
25
0
0
5
10
15
20
25
Days

*p<0.05, **p<0.01
MYC EC dosed every five days

Source: Data presented at AACR-NCI-EORTC 2023.

CXCL 1-8-Targeting EC Significantly Decreased Neutrophil Infiltration in Inflamed Lung *In Vivo*

Measurement of Cellular Penetration Into Inflamed Lung


8x10⁵
6x10⁵
4x10⁵
2x10⁵
0
Neutrophils cells/mL BALF
*
Normal
Disease control
Dexamethasone
EC
EC candidate significantly different compared to disease control, Mann Whitney

- EC candidate systemically administered prior (-2h) to challenge and at peak of inflammation (8h)
- Significantly decreased neutrophil infiltration in bronchioalveolar lavage (BALF) at 72 hrs

Multigenic Targeting of CXCL1-8 Downregulated Chemokine mRNA Expression and Reduced Neutrophil Migration in Donor Lung Fibroblasts *In Vitro*

Coordinated Downregulation of mRNA Expression


Normalized expression level relative to untreated
150
100
50
0
Control
CXCL 1-8 EC
***
***
***
****
CXCL1
CXCL2
CXCL3
CXCL8
+ IL1A

***p<0.001, ****p<0.0001

Significant Decrease in Neutrophil Migration


Donor 1
Donor 2
Donor 3
% Neutrophil Migration
125
100
75
50
25
0
***
***
***
Control
CXCL-EC

Supernatants from IMR90 cells stimulated with IL1A; ***p<0.001

Source: Data presented at International mRNA Health Conference 2023.

CXCL 9-11-Targeting EC Reduced mRNA Expression and Protein Levels in IFNG-Stimulated Primary Human Hepatocytes


CXCL9
CXCL10
CXCL11
mRNA
Protein
mRNA Fold Change vs IFNG-Treated (CXCL9 / GAPDH)
mRNA Fold Change vs IFNG-Treated (CXCL10 / GAPDH)
mRNA Fold Change vs IFNG-Treated (CXCL11 / GAPDH)
CXCL9 Protein (pg/ml)
CXCL10 Protein (pg/ml)
CXCL11 Protein (pg/ml)
Control
EC
+IFNG
*
T-cell migration reduced by 75%
T-Cell Migration % of IFNG-Treated
75%

Source: Data presented at AASLD 2023. *$p<0.05$

HNF4A-Targeting EC Significantly Upregulated HNF4α Gene Expression and Reduced Key Measures of Fibrosis

HNF4α Expression


43%*
mRNA Fold Change Relative to Naive
2.0
1.5
1.0
0.5
0.0
Naive
PBS
LNP control
HNF4A-EC
+DDC

HNF4α Induction Conferred Protection in DDC Fibrosis Model


Picosirius Red Positive Area (%)
7.5
5.0
2.5
0.0
37%*
Naive
PBS
LNP control
HNF4A-EC
+DDC


Hydroxyproline (µg/mg total protein)
2.0
1.5
1.0
0.5
28%*
Naive
PBS
LNP control
HNF4A-EC
+DDC

Source: Data presented at AASLD 2023. *p<0.05

Ex vivo Proof-of-Concept in Monogenic Disease Program: Alopecia

Downregulation of SFRP1 at 7 Days Post-Treatment with EC Candidate


Primary Human Hair Follicle Dermal Papilla (HFDP) Cells
% of Change in expression
150
100
50
0
Therapeutic threshold*
Untreated
Negative Control
EC 1
EC 2
EC 3

- SFRP1 regulates intrafollicular canonical Wnt/β-catenin activity in the human hair bulb
- Inhibiting SFRP1 activity has the potential to enhance hair shaft production, hair shaft keratin expression

*Hawkshaw et. al. 2018 PLOS Biology 16(5): e2003705.

Understanding the OMEGA Platform

OMEGA™ THERAPEUTICS

Insulated Genomic Domains Are Nature's Control System to Regulate Gene Expression

IGDs are the fundamental structural and functional units for gene control

Nature organizes genes in evolutionarily conserved 3D loops of chromatin called Insulated Genomic Domains (IGDs)



E.g., Lung tissue
Lung cell
Chromosome
Chromatin
IGD

- Insulated from outside transcription by CTCF, each IGD contains 1-10 genes & their regulatory elements
- Regulators have unique DNA-sequences (**Epi**genomic **Zip**codes, "EpiZips"); can be used as drug targets
- Most diseases are caused by aberrant gene expression driven by epigenetic changes within IGDs

Source: Hnisz, D., Day, D.S., Young, R.A. *Cell*. Vol. 167, Issue 5, p1188-1200 (2016).

OMEGA Platform Prospectively and Comprehensively Interrogates IGD Intervention Points to Determine Optimal Approach



MYC_promoter
log10(score)
5
4
3
2
1
0
Enhancer Density
CTCF sites
chr8

MYC IGD is controlled through many different looping interactions across cell types and is dysregulated differently across diseases



MYC_promoter
Score
10
8
6
4
2
0
Dysregulated MYC IGD
chr8
MYC_promoter
Score
10
8
6
4
2
0
EC-Treated MYC IGD
X
chr8

Treatment with EC restores dysregulated IGD to pristine state

Unprecedented Epigenomic Control at Pre-transcriptional Level

Exquisite Specificity	Precise targeting of a single gene or IGD genome-wide to produce robust change in gene expression
Controlled Tunability	Bi-directional tuning and precise control on magnitude of expression
Tailored Durability	Transient PK with prospectively engineered durability tailorable to last days, weeks or months


Target Motif Match (-log10(padj))
chr1 chr2 chr3 chr4 chr5 chr6 chr7 chr8 chr9 chr10 chr11 chr12 chr13 chr14 chr15 chr16 chr17 chr18 chr19 chr20 chr21 chr22
5
4
3
2
1


% Relative Expression to Control
1.0
0.5
0.0
EpiZip 1
EpiZip 2
EC 1
EC 2
EC 3
EC 4
EC 5
EC 6
EC 7


Relative Expression (%)
150
100
50
0
Negative control
Single dose of EC
0
25
50
75
100
125
150
181
Day

Proof-of-Concept Demonstrated Across Diverse Set of Disease Areas

Oncology (MYC HCC)

Statistically significant inhibition of HCC tumor growth *in vivo* through direct targeting of c-MYC



Negative Control
OTX-2002
Tumor Volume (mm^3)
1000
800
600
400
200
0
0
5
10
Day
*
*
*
*

Liver Regeneration (HNF4a)

Significant improvement in liver histology in murine model of fibrosis



EC-Treated
Controls
1 dose
2 doses
Normal
CCL4

EC ameliorates CCL4-induced hepatic fibrosis in C57BL/6J mice

*Statistically significant vs negative control, t-test $p<0.05$ starting on day 6

Translation Across Species Demonstrated for EC Mechanism

In-House Data for Both Up and Down Regulation

Increase in HNF4α Expression in Healthy Liver Tissues (Over and Above Normal Expression)

Species	Mouse	Nonhuman primate	FRG Mouse
Liver Cells	Mouse (48h)	Nonhuman primate (24h)	Human (24h)



Relative expression (%)
500
400
300
200
100
0
Normal Expression
EC-driven Upregulation



Relative expression (%)
250
200
150
100
50
0
*
Normal Expression
EC-driven Upregulation



Relative expression (%)
150
100
50
0
*
Normal Expression
EC-driven Upregulation

* Significant, paired t-test $p<0.05$

OMEGA THERAPEUTICS

Computation-Driven Approach to Expedite Prosecution of New Targets to IND

DC Selection | *IND Filing*

~1 month → **~1-2 months** → **6-10 months** → ★ → **~18 months**

1. Interrogate biology and IGD for target disease
2. Design and initial validation of OECs
3. Optimize clinical candidate and declare development candidate (DC)
4. IND-enabling work

Accelerated drug development with compressed timelines from target ID to DC

Computational Engine Designed for Realtime Feedback

- Advanced AI/ML-driven data analysis
- Predictive genomic and *in silico* modeling to improve hit rate
- Rapid and rational drug design

Omega's first IND in MYC HCC took 27 months from start to IND clearance

Initial Programs Leverage Validated LNP Delivery Technologies

OMEGA Platform is Delivery Agonistic; Evaluation Expanding into Other Delivery Modalities

Internal Development Efforts to Develop Proprietary LNPs and Expand into Additional Tissues

Lung





Conducting Airway
GFP/KRT5/CC10
mRNA reporter/Basal/Goblet

Systemic



Local
Intratracheal
Double positive cells

Liver







CNS

Local (Intrathecal)





Solid Tumor (extrahepatic)



Orthotopic Lung Tumor



Subcutaneous Tumor

Joint



Intraarticular administration

Dermis



Spleen

Bone Marrow

Cutaneous Tissue

Immune Cells

Corporate Summary

OMEGA™ THERAPEUTICS

A World-Class Team to Deliver on Our Vision

Leadership



Mahesh Karande
President & CEO
NOVARTIS
MACROLIDE PHARMACEUTICALS
McKinsey & Company



Thomas McCauley
CSO
Shire
Translate BIO
RaNA
Archemix



Yan Moore
CMO
SANOFI
IPSEN
gsk
Bristol Myers Squibb



Joshua Reed
CFO
JPMorgan Chase & Co.
aldeyra
Bristol Myers Squibb



Ling Zeng
CLAO
Dicerna
Bosch
NOVARTIS



Siva Sakhamuri
SVP Tech Ops & Quality
Alnylam
ALEXION



Tony Mullin
Chief People Officer
PANDION THERAPEUTICS
Biogen

Board of Directors



Chris Schade
Chairman;
Growth Partner, Flagship



Luke Beshar
NPS Pharma



Rainer Boehm
Novartis



Mahesh Karande
President & CEO



Elliott Levy
Amgen, BMS



John Mendlein
Executive Partner, Flagship



Mary Szela
Trisalus Life Sciences, CEO



Michelle Werner
CEO, Alltrna;
CEO Partner, Flagship



Rick Young
MIT, Professor of Biology;
Whitehead Institute, Member

Founded by Flagship Pioneering
Noubar Afeyan, Co-Founder
David Berry, Co-Founder

Founding Scientific Advisors
MIT & Whitehead Institute
Rudolf Jaenisch | **Richard A. Young**

Omega Therapeutics

A Clinical-Stage Company Pioneering a New Class of Programmable Epigenomic mRNA Medicines

Programmable epigenomic mRNA medicines designed for pre-transcriptional gene modulation

Platform enables rapid prosecution of new targets and IGD biology driven by data science and advanced computational genomics

Lead program, OTX-2002, in Phase 1/2 MYCHELANGELO™ study for HCC; **Promising preliminary data provides clinical proof-of-platform***

Elite investor syndicate; **balance sheet of $89.3 million** as of September 30, 2023

Diverse pipeline with therapeutic potential across broad range of diseases

World-class leadership focused on operational excellence

*Announced September 26, 2023.

2024 Priorities and Anticipated Milestones

LEAD PROGRAM: OTX-2002

- [x] Continue monotherapy dose escalation in HCC patients
  - [x] Cohort 3 (0.06 mg/kg): Completed 28-day DLT window
  - [x] Cohort 4: Commence enrollment in January 2024; dose to be selected within range of 0.09 - 0.125 mg/kg
  - [ ] Protocol provides flexibility to further escalate to higher doses in future cohorts
- [ ] Announce additional updates from monotherapy dose escalation in 1H 2024
- [ ] Plan for monotherapy / combination expansion cohorts mid-2024

PIPELINE & PLATFORM

- [ ] OTX-2101: Advance IND-enabling work and novel lung-targeting LNP formulation
- [ ] HNF4A: Advance through discovery and lead optimization activities
- [ ] CXCL 1-8: Advance through discovery and lead optimization activities
- [x] Expand pipeline into additional high-value opportunities (Obesity collaboration with NVO)
- [ ] Delivery: Progress internal LNPs in other tissues; Expand into other technologies
- [ ] Present data at medical meetings supporting OMEGA platform's diverse capabilities

OMEGA™
THERAPEUTICS

Thank You